SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only as permitted by Rule 14c-6(e)(2)

☒	Definitive Information Statement

THE ENTERPRISE GROUP OF FUNDS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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THE ENTERPRISE GROUP OF FUNDS, INC.

Multi-Cap Growth Fund

Small Company Growth Fund

Small Company Value Fund

Capital Appreciation Fund

Deep Value Fund

Equity Fund

Growth Fund

Growth and Income Fund

International Growth Fund

Global Socially Responsive Fund

Mergers and Acquisitions Fund

Technology Fund

Managed Fund

Strategic Allocation Fund

Government Securities Fund

High-Yield Bond Fund

Tax-Exempt Income Fund

Total Return Fund

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

SUPPLEMENT DATED DECEMBER 20, 2004

TO THE

PROSPECTUS FOR CLASS A, B AND C SHARES,

PROSPECTUS FOR CLASS Y SHARES, AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 3, 2004

AND

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

This Supplement updates the above-dated Prospectuses and Statement of Additional Information of The Enterprise Group of Funds, Inc. (the “Corporation”), and is being furnished to holders of shares of each of the above-listed funds offered by the Corporation (each, a “Fund”). You may obtain an additional copy of a Prospectus or the Statement of Additional Information, or a copy of the Corporation’s Annual Report dated October 31, 2004, free of charge, by writing to the Corporation at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326 or by calling the Corporation at the following number: 1-800-432-4320. In addition, the information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. This Supplement is being mailed to shareholders of the Funds on or about December 30, 2004.

The purpose of this Supplement and Information Statement is to provide you with information about the new Investment Advisory Agreements (the “New Advisory Agreements”) that Enterprise Capital Management, Inc. (the “Manager” or “Enterprise Capital”), the investment adviser to each of the Funds, has entered into with each Fund’s investment subadviser (each, a “Sub-adviser”). Each New Advisory Agreement amends and restates the existing Fund Manager Agreement with respect to the applicable Fund currently in effect (the “Existing Advisory Agreements”). The table below shows the Sub-adviser for each Fund:

Fund	Sub-adviser
Multi-Cap Growth Fund	Fred Alger Management, Inc. (“Alger”)
Small Company Growth Fund	William D. Witter, Inc. (“Witter”)
Small Company Value Fund	GAMCO Investors, Inc. (“GAMCO”)
Capital Appreciation Fund	Marsico Capital Management, LLC (“Marsico”)
Deep Value Fund	Wellington Management Company, LLP (“Wellington Management”)
Equity Fund	TCW Investment Management Company (“TCW”)
Growth Fund	Montag & Caldwell, Inc. (“Montag & Caldwell”)
Growth and Income Fund	UBS Global Asset Management (Americas) Inc. (“UBS Global AM Americas”)
International Growth Fund	SSgA Funds Management, Inc.(“SSgA”)
Global Socially Responsive Fund	Rockefeller & Co., Inc. (“Rockefeller”)
Mergers and Acquisitions Fund	GAMCO
Technology Fund	Alger
Managed Fund	Wellington Management
Strategic Allocation Fund	UBS Global Asset Management (US) Inc. (“UBS Global AM US”)
Government Securities Fund	TCW
High-Yield Bond Fund	Caywood-Scholl Capital Management (“Caywood-Scholl”)
Tax-Exempt Income Fund	MBIA Capital Management Corp. (“MBIA”)
Total Return Fund	Pacific Investment Management Company, LLC (“PIMCO”)

Additional information about each Sub-adviser is provided in Appendix A to this Supplement and Information Statement.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order (the “Order”) that permits the Manager to enter into or amend investment advisory agreements with Sub-advisers without obtaining shareholder approval. Provided that certain conditions of the Order are met, the Order permits the Manager, with the approval of the Board of Directors of the Corporation, to employ new Sub-advisers for the Funds, change the terms of an Existing Advisory Agreement with a Sub-adviser or enter into a New Advisory Agreement with a Sub-adviser. Shareholders of a Fund have the right to terminate an Investment Advisory Agreement with a Sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Fund. Accordingly, the Manager is able, subject to the approval of the Board of Directors, to appoint and replace Sub-advisers and to amend Investment Advisory Agreements without obtaining shareholder approval.

The Order, however, does not permit the Manager to enter into New Advisory Agreements with any Sub-adviser that is an affiliated person of the Manager or the Corporation (other than by reason of serving as Sub-adviser) without obtaining shareholder approval. Because the Equity Income Fund, the Global Financial Services Fund and the Short Duration Bond Fund are each subadvised by a Sub-adviser that is an affiliated person of the Manager, these Funds will not be affected by the changes described herein. In addition, the advisory and subadvisory relationships with respect to the Money Market Fund are being restructured as described in a separate proxy statement, and therefore, the Money Market Fund also will not be affected by the changes described in this Supplement and Information Statement.

The effective date for each New Advisory Agreement was November 1, 2004.

Reasons for the New Advisory Agreements

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company, acquired The MONY Group Inc. (the “MONY Group Acquisition”). As a result of the MONY Group Acquisition, the Manager, Enterprise Fund Distributors, Inc. (the “Distributor”), the principal underwriter for shares of the Funds, and Boston Advisors, Inc. and MONY Capital Management, Inc., investment subadvisers to certain of the funds offered by the Corporation at the time, became wholly owned subsidiaries of AXA Financial. In an effort to integrate the operations of the mutual funds sponsored and advised by the Manager with the mutual funds (the “AXA Funds”) sponsored and advised by AXA Equitable Life Insurance Company (“AXA Equitable”), itself a wholly owned subsidiary of AXA Financial, the contracts to which the Funds and the AXA Funds are a party are being standardized across the entire family of funds to the extent practicable. As part of this integration and standardization process, the Existing Advisory Agreements with respect to the Funds are being amended and restated to follow the standardized form of Investment Advisory Agreement used for the AXA Funds. Although each New Advisory Agreement and its counterpart Existing Advisory Agreement similarly provide that the Sub-adviser will render subadvisory services to the respective Fund for the same level of investment subadvisory fees that will be paid by the Manager to the Sub-adviser, each New Advisory Agreement includes a more comprehensive description of the responsibilities of the parties and greater contractual protections for the Fund, as described in further detail below.

Approval of the New Advisory Agreements by the Board of Directors

At meetings of the Board of Directors of the Corporation held on September 14 and 15, 2004, the Board of Directors, including the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Corporation, the Manager, the Sub-advisers or the Distributor (the “Independent Directors”), unanimously approved each of the New Advisory Agreements on behalf of the Funds.

Factors Considered by the Board of Directors

The Board considered and approved the New Advisory Agreements for the funds with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the fund by the Sub-adviser; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record; (4) the qualifications and experience of the persons responsible for the day-to-day management of the fund; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits realized by the Sub-adviser or its affiliates from its relationship with the Trust).

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the funds, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable funds. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the funds, including the responsibility (1) to make investment decisions on behalf of its fund, (2) to place all orders for the purchase and sale of investments for its fund with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the funds and concluded that each fund benefits from the quality and experience of the Sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser with respect to the fund it advises in comparison to funds with similar objectives and policies, the expertise and performance of the Sub-adviser’s personnel, and compliance with each fund’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record and that of the portion of the fund advised by that Sub-adviser compared reasonably to its peer group and/or benchmark.

The Board gave substantial consideration to the fees payable under each New Advisory Agreement. In this connection, the Board evaluated each Sub-adviser’s costs and profitability (to the extent practicable) in serving as a sub-adviser to the funds, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the current fees paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable funds and the method of computing the Sub-adviser’s fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Sub-adviser, the Board concluded the fee paid to each Sub-adviser with respect to its fund is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a fund, may engage in soft dollar transactions. While each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the funds are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the funds. The Board noted, however, that all Sub-advisers must select brokers who meet the Corporation’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the fund are fair and reasonable.

The Board also reviewed the terms of each New Advisory Agreement and noted that each Agreement (1) includes a more comprehensive description of the responsibilities of the Sub-adviser with respect to the Fund, and (2) offers greater contractual protections to the Fund, as compared with those of the Existing Advisory Agreement. The Board also considered that the terms of each New Advisory Agreement do not contemplate any increases in the subadvisory fees or any change in any Fund’s objective or policies. The Directors also noted that the same Sub-advisers will manage the assets of the Funds on a day-to-day basis under the New Advisory Agreements. The Board also was provided with information confirming that the Funds would not bear any costs associated with the New Advisory Agreements, including the cost of this Supplement and Information Statement.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each New Advisory Agreement with respect to the relevant fund was in the best interests of that fund. After full consideration of these and other factors, the Board, including a majority of the Independent Directors, with the assistance of independent counsel, approved each New Advisory Agreement.

Information Regarding the Existing Advisory Agreements and the New Advisory Agreements

A description of the New Advisory Agreements and the services to be provided by the Sub-advisers is set forth below. This description is qualified in its entirety by reference to the form of New Advisory Agreement attached to this Supplement as Appendix B. As more fully described below, although each New Advisory Agreement and its counterpart Existing Advisory Agreement similarly provide that the Sub-adviser will render subadvisory services to the respective Fund for the same level of investment subadvisory fees that will be paid by the Manager to the Sub-adviser, each New Advisory Agreement includes a more comprehensive description of the responsibilities of the Sub-adviser to the Fund and offers greater contractual protections for the Fund.

Actions Taken by the Board of Directors and the Shareholders With Respect to the Existing Advisory Agreements

The table below lists the date the Existing Advisory Agreements were last submitted to a shareholder vote. In each case, except as noted below, such submission was for the purpose of obtaining initial shareholder approval of the Existing Advisory Agreement.

Fund	Date Existing Advisory Agreement Was Last Submitted to Shareholder Vote
Multi-Cap Growth Fund	July 1, 1999
Small Company Growth Fund	July 17, 1997
Small Company Value Fund	June 28, 1996

Fund	Date Existing Advisory Agreement Was Last Submitted to Shareholder Vote
Capital Appreciation Fund	April 25, 1995
Deep Value Fund	May 31, 2001
Equity Fund	May 1, 1997
Growth Fund	April 27, 1990
Growth and Income Fund	July 17, 1997
International Growth Fund	September 28, 1994
Global Socially Responsive Fund	September 29, 2000
Mergers and Acquisitions Fund	February 28, 2001
Technology Fund	July 1, 1999
Managed Fund	April 28, 1997
Strategic Allocation Fund	August 31, 2001
Government Securities Fund	April 28, 1989
High-Yield Bond Fund	November 17, 1987
Tax-Exempt Income Fund	November 17, 1987
Total Return Fund	August 31, 2001

The consummation of the MONY Group Acquisition resulted in an assignment of the then current Investment Advisory Agreements with respect to each Fund, and consequently, their automatic termination. In this regard, the Board of Directors approved the Existing Advisory Agreements with respect to each Fund on May 26, 2004. At this same meeting, the Board of Directors also approved a reduced fee schedule with respect to subadvisory fees paid by the Manager to Caywood-Scholl under the Existing Advisory Agreement with respect to the High-Yield Bond Fund.

Comparison of the Terms of the Existing Advisory Agreements and New Advisory Agreements

Services to Be Rendered by the Sub-adviser. Each New Advisory Agreement and its counterpart Existing Advisory Agreement provide that the Sub-adviser will be responsible for coordinating investment and reinvestment of the assets of the Fund. In addition, each New Advisory Agreement provides that the Sub-adviser will (i) obtain and evaluate, in its discretion, pertinent economic, statistical, financial and other information; (ii) formulate and implement a continuous investment program for the Fund; (iii) keep the Directors and the Manager fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in the Fund, the Sub-adviser and its key investment personnel and operations, and make regular and periodic special written reports regarding the same; (iv) provide assistance in determining the fair value of all securities and other investments/assets held by the Fund; (v) provide certain information in connection with relevant other accounts that the Sub-adviser advises; (vi) cooperate with the Corporation’s other service providers; and (vii) exercise all rights of security holders with respect to securities held by the Fund.

In providing these services under the New Advisory Agreement, the Sub-adviser is specifically obligated to (i) conduct its responsibilities under the New Advisory Agreement in compliance with the Corporation’s organizational documents, currently effective prospectus and statement of additional information, federal and state securities laws, the Corporation’s compliance manual and the written instructions of the Manager; (ii) furnish, at its expense, all necessary facilities and personnel to perform its duties under the New Advisory Agreement; and (iii) adhere to certain restrictions related to the transactions involving the Fund’s portfolio securities.

Compensation of Sub-adviser. Each New Advisory Agreement provides that as compensation for its services, the Manager will pay the respective Sub-adviser a fee, computed daily and payable monthly, based on the average daily net assets of such Fund. The table below sets out the rate of the subadvisory fees payable by the Manager to the

Sub-advisers under the New Advisory Agreements. These rates are the same rates as under the Existing Advisory Agreements:

Fund	Fee Paid by the Manager to the Sub-adviser as a Percentage of Average Daily Net Assets	Amount Paid for Fiscal Year Ended October 31, 2004
Multi-Cap Growth Fund	0.40% for assets under management	$299,663
Small Company Growth Fund	0.40% for assets under management up to $1 billion, and 0.30% for assets in excess of $1 billion	$312,212
Small Company Value Fund	0.40% for assets under management up to $1 billion, and 0.30% for assets in excess of $1 billion	$1,961,842
Capital Appreciation Fund	0.45% for assets under management	$974,129
Deep Value Fund	0.40% for assets under management up to $100 million, and 0.30% for assets in excess of $100 million	$120,687
Equity Fund	0.40% for assets under management up to $100 million, and 0.30% for assets in excess of $100 million	$516,016
Growth Fund	0.30% for assets under management up to $100 million, 0.25% for assets from $100 million to $200 million, and 0.20% for assets in excess of $200 million	$2,936,778
Growth and Income Fund	0.30% for assets under management up to $100 million, 0.25% for assets from $100 million to $200 million, and 0.20% for assets in excess of $200 million	$413,301
International Growth Fund	0.40% for assets under management up to $100 million, 0.35% for assets from $100 million to $200 million, 0.30% for assets from $200 million to $500 million, and 0.25% for assets in excess of $500 million	$255,833
Global Socially Responsive Fund	0.45% for assets under management up to $100 million, 0.40% for assets from $100 million to $200 million, and 0.30% for assets in excess of $200 million	$35,350
Mergers and Acquisitions Fund	0.45% for assets under management up to $100 million, and 0.40% for assets in excess of $100 million	$757,404
Technology Fund	0.40% for assets under management	$276,467
Managed Fund	0.27% for assets under management up to $200 million, 0.25% for assets from $200 million to $400 million, and 0.23% for assets in excess of $400 million	$285,083
Strategic Allocation Fund	0.40% for assets under management up to $100 million, and 0.35% for assets in excess of $100 million	$123,975
Government Securities Fund	0.30% for assets under management up to $50 million, 0.25% for assets from $50 million to $100 million, and 0.20% for assets in excess of $100 million	$465,047
High-Yield Bond Fund	0.30% for assets under management up to $100 million, and 0.25% for assets from $100 million to $200 million, and 0.20% for assets in excess of $200 million	$578,599
Tax-Exempt Income Fund	0.15% for assets under management	$41,204
Total Return Fund	0.25% for assets under management	$178,111

Representations of the Sub-adviser. Each Sub-adviser that is a party to a New Advisory Agreement also agrees to make certain representations and warranties, including those regarding its: (i) registration as an investment adviser under the Investment Advisers Act of 1940; (ii) ability to enter into and perform the services contemplated therein; (iii) adoption of a code of ethics under the 1940 Act; (iv) maintenance of an appropriate level of errors and omissions or professional liability insurance coverage; and (v) adherence to certain notification and consent requirements.

Liability and Indemnification. Each New Advisory Agreement provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-adviser nor any of its officers, members or employees (“Affiliates”) will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Corporation as a result of any error of judgment or mistake of law by the Sub-adviser or its affiliates with respect to the Fund. However, the Sub-adviser and its Affiliates will be liable for, and will indemnify and hold harmless the Corporation, the Managers, all affiliated persons thereof and all controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (1) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-adviser in the performance of its duties or obligations under the New Advisory Agreement, or (2) any untrue statement of a material fact contained in the prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or the omission of any such material fact known to the Sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Corporation by the Manager, and all affiliated and controlling persons thereof (collectively, the “Manager Indemnitees”).

Each New Advisory Agreement also provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-adviser nor the Corporation will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Fund. However, the Manager will be liable for, and will indemnify and hold harmless the Manager Indemnitees against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (1) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-adviser in the performance of its duties or obligations under the New Advisory Agreement, or (2) any untrue statement of a material fact contained in the prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or the omission of any such material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Corporation.

Term and Termination. Each New Investment Advisory Agreement provides that it will remain in effect for an initial two-year term and thereafter only so long as the Board of Directors, including a majority of the Independent Directors, specifically approves its continuance at least annually. The Existing Advisory Agreements also provide for an initial two-year term. Each New Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Manager and the Sub-adviser, or by the Manager or Sub-adviser on sixty days’ written notice to the Corporation and the other party. Each Existing Advisory Agreement provides for similar termination provisions, except the notice periods are thirty days and not sixty days. Each of the New Advisory Agreements and Existing Advisory Agreements also terminates automatically in the event of their assignment or in the event that the investment management agreement between the Manager and the Corporation is assigned or terminated for any other reason.

Brokerage Commissions

The table below sets forth for the Funds’ fiscal year ended October 31, 2004, the aggregate brokerage commissions paid by each Fund, the identity of any affiliated broker/dealers of a Fund, the amount paid to such affiliated broker/dealers and the amount paid to such affiliated broker/dealers as a percentage of the Fund’s aggregate brokerage commissions.

Fund	Aggregate Brokerage Commission Paid on Transactions in the Fund’s Securities	Affiliated Broker/Dealer	Brokerage Commissions Paid to Affliated Broker/Dealers	Amount Paid to Affiliated Broker/Dealers as a Percentage of the Fund’s Aggregate Brokerage Commissions
Multi-Cap Growth Fund	$416,973	Fred Alger & Company, Inc.[1]	$189,762	46%
Small Company Growth Fund	$471,959		$0	0%
Small Company Value Fund	$300,362	Wexford Securities (Gabelli & Company)[2]	$206,849	69%
Capital Appreciation Fund	$461,912		$0	0%
Deep Value Fund	$29,661		$0	0%
Equity Fund	$90,047		$0	0%
Growth Fund	$1,489,694		$0	0%
Growth and Income Fund	$152,475	UBS Warburg LLC[3]	$7,087	5%
International Growth Fund	$143,714	State Street Global Markets Securities Co.[4]	$14,661	10%
Global Socially Responsive Fund	$17,392		$0	0%
Mergers and Acquisitions Fund	$413,579	Wexford Securities (Gabelli & Company)[2]	$4,707	1%
Technology Fund	$1,106,476	Fred Alger & Company, Inc.[1]	$227,188	21%
Managed Fund	$146,776		$0	0%
Strategic Allocation Fund	$0		$0	0%
Government Securities Fund	$0		$0	0%
High-Yield Bond Fund	$1,263		$0	0%
Tax-Exempt Income Fund	$0		$0	0%
Total Return Fund	$0		$0	0%

[1]	Fred Alger & Company, Inc. is an affiliated broker/dealer of the Fund because it is an affiliated person of Alger, the Sub-adviser of the Multi-Cap Growth Fund and Technology Fund.
[2]	Wexford Securities (Gabelli & Company) is an affiliated broker/dealer of the Fund because it is an affiliated person of GAMCO, the Sub-adviser of the Small Company Value Fund and the Mergers and Acquisitions Fund.

[3]	UBS Warburg LLC is an affiliated broker/dealer of the Fund because it is an affiliated person of UBS Global AM Americas, the Sub-adviser of the Growth and Income Fund.
[4]	State Street Global Markets Securities Co.is an affiliated broker/dealer of the Fund because it is an affiliated person of SSgA, the Sub-adviser of the International Growth Fund.

Additional Information About the Manager and the Distributor

The Manager is a subsidiary of AXA Financial. AXA Financial is a subsidiary of AXA, a French insurance holding company. The Manager was incorporated in 1986. The Manager’s address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Steven M. Joenk, who is President of the Corporation, is also Chairman of the Board and President of the Manager.

The Distributor is a subsidiary of the Manager and is the principal underwriter for shares of the Corporation. The Distributor’s principal business address is Atlanta Financial Center, 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326.

Control Persons and Principal Holders

As a “series” type of mutual fund, the Corporation issues separate series of shares of beneficial interest with respect to each fund. As of December 17, 2004, the Directors and Officers of the Corporation owned shares entitling them to provide voting instructions in the aggregate with respect to less than one percent of the beneficial interest of each fund.

Appendix C hereto sets forth the shareholders of record, including Enterprise Capital, as shown on each fund’s records, as of December 17, 2004, holding five percent or more of the outstanding shares of each fund.

APPENDIX A

Information Regarding the Sub-advisers

Fred Alger Management, Inc. (“Alger”)

Alger is the Sub-adviser to the Multi-Cap Growth Fund and the Technology Fund. Alger is a New York corporation with its executive offices located at 111 Fifth Avenue, 2nd Floor, New York, New York 10003, and is a wholly owned subsidiary of Fred Alger & Company, Inc.

The directors and principal executive officers of Alger and a description of their principal occupations are set forth below. The business address for each of the individuals is 111 Fifth Avenue, 2nd Floor, New York, New York 10003.

Name	Position with Alger and Principal Occupation
Fred M. Alger	Founder, Chairman, Chief Market Strategist

Ray Pfiester	Vice Chairman, Chief Marketing Officer

Dan C. Chung, CFA	President, Chief Investment Officer, Portfolio Manager

Frederick A. Blum, CPA	Chief Financial Officer

Katherine P. Feld	Chief Compliance Officer

Michael F. DiMeglio	Chief Administrative Officer

Julie A. Libby	Chief Operating Officer

The following table lists other funds for which Alger serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and Alger’s rate of compensation for serving as investment adviser for such other funds:

Multi-Cap Growth Fund

Name of Similar Fund	Net Assets of Similar Fund	Alger’s Rate of Compensation
Alger American Leveraged AllCap Portfolio	$372.7 million (as of 11/30/04)	Total Expense Ratio: 0.97%

Technology Fund

Name of Similar Fund	Net Assets of Similar Fund	Alger’s Rate of Compensation
SM&R Alger Technology Fund	$1.1 million	0.60% of net assets

William D. Witter, Inc. (“Witter”)

Witter is the Sub-adviser to the Small Company Growth Fund. Witter is a New York corporation with its executive offices located at One Citigroup Center, 153 East 53rd Street, New York, New York 10022, and is owned by its employees.

The directors and principal executive officers of Witter and a description of their principal occupations are set forth below. The business address for each of the individuals is One Citigroup Center, 153 East 53rd Street, New York, New York 10022.

Name	Position with Witter and Principal Occupation
Dean Witter III	President, Chief Executive Officer and Director
Melanie H. Marshak	Chief Financial Officer
Richard Hayes	Director (Personal Investments)
Peter Slusser	Director (Investment Banking)

The following table lists other funds for which Witter serves as investment adviser having a similar investment objective to the Small Company Growth Fund, and indicates the assets of such other funds and Witter’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	Witter’s Rate of Compensation
N/A

GAMCO Investors, Inc. (“GAMCO”)

GAMCO is the Sub-adviser to the Small Company Value Fund and the Mergers and Acquisitions Fund. GAMCO is a New York corporation with its executive offices located at One Corporate Center, Rye, New York 10580, and is a wholly owned subsidiary of Gabelli Asset Management Inc.

The directors and principal executive officers of GAMCO and a description of their principal occupations are set forth below. The business address for each of the individuals is One Corporate Center, Rye, New York 10580.

Name	Position with GAMCO and Principal Occupation
Mario J. Gabelli, CFA	Chief Investment Officer, Portfolio Manager

Douglas R. Jamieson	Executive Vice President, Chief Operating Officer

Regina M. Pitaro	Managing Director, Client Service/Marketing

Joseph R. Rindler, Jr.	Chairman, Client Service/Marketing

F. William Scholz, II	Managing Director, Client Service/Marketing

William S. Selby, CFA	Managing Director, Client Service/Marketing

The following table lists other funds for which GAMCO serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and GAMCO’s rate of compensation for serving as investment adviser for such other funds:

Small Company Value Fund

Name of Similar Fund	Net Assets of Similar Fund	GAMCO’s Rate of Compensation
None

Mergers and Acquisitions Fund

Name of Similar Fund	Net Assets of Similar Fund	GAMCO’s Rate of Compensation
None

Marsico Capital Management, LLC (“Marsico”)

Marsico is the Sub-adviser to the Capital Appreciation Fund. Marsico is a Delaware limited liability company with its executive offices located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, and is a wholly owned indirect subsidiary of Bank of America Corp. The ownership chain is as follows: Bank of America Corp. (ultimate parent and a publicly traded company); NB Holdings Corporation (intermediate parent); Bank of America, N.A. (intermediate parent); Marsico Management Holdings, LLC; and Marsico Capital Management, LLC (sub-adviser).

The directors and principal executive officers of Marsico and a description of their principal occupations are set forth below. The business address for each of the individuals is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Name	Position with Marsico and Principal Occupation
Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, & Portfolio Manager

Christopher J. Marsico	President & Director

Steven R. Carlson	Executive Vice President, Chief Financial Officer & Chief Compliance Officer

Mary L. Watson	Executive Vice President & Chief Operations Officer

Christie Leigh Austin	Executive Vice President

Kenneth Johnson	Executive Vice President & Director of Marketing

Thomas M.J. Kerwin	Executive Vice President & General Counsel

Corydon J. Gilchrist	Portfolio Manager

James G. Gendelman	Portfolio Manager

The following table lists other funds for which Marsico serves as investment adviser having a similar investment objective to the Capital Appreciation Fund, and indicates the assets of such other funds and Marsico’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	Marsico’s Rate of Compensation for performing sub-advisory services
Aegon Funds	$198.6 mm (as of 9/30/04)	0.40% on all assets
American Skandia / Prudential Funds	$2,722.7 mm (as of 9/30/04)	0.40% on first $1.5 billion; 0.35% on assets >$1.5 billion
ING Funds	$826.3 mm (as of 9/30/04)	0.45% on first $500 million; 0.40% on next $1 billion; 0.35% on assets >$1.5 billion
Merrill Lynch Funds	$62.7 mm (as of 9/30/04)	0.40% on first $500 million; 0.30% on assets >$500 million
Nations Funds	$1,642.6 mm (as of 9/30/04)	0.45% on all assets
Optimum Funds	$79.2 mm (as of 9/30/04)	0.50% on first $300 million; 0.45% on next $100 million; 0.40% on assets >$400 million
Skandia Global Funds	$98.5 mm (as of 9/30/04)	0.35% on all assets
USAA Funds	$1,192.8 mm (as of 9/30/04)	0.20% on all assets

Wellington Management Company, LLP (“Wellington Management”)

Wellington Management is the Sub-adviser to the Deep Value Fund and the Managed Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2004, Wellington Management had investment management authority with respect to approximately $436 billion in assets.

Wellington Management is owned by its 78 active partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

A listing of the partners of Wellington Management is set forth below. The business address for each of the individuals is 75 State Street, Boston, Massachusetts 02109.

Partners of Wellington Management *

Kenneth L. Abrams	John C. Keogh
Nicholas C. Adams	George C. Lodge, Jr.
Rand L. Alexander	Nancy T. Lukitsh
Deborah L. Allinson	Mark T. Lynch
Steven C. Angeli	Mark D. Mandel
James H. Averill	Christine S. Manfredi
John F. Averill	Earl E. McEvoy
Karl E. Bandtel	Matthew E. Megargel
David W. Barnard	James N. Mordy
Mark J. Beckwith	Diane C. Nordin
James A. Bevilacqua	Stephen T. O’Brien
Kevin J. Blake	Andrew S. Offit
William N. Booth	Edward P. Owens
Michael J. Boudens	Saul J. Pannell
Paul Braverman	Thomas L. Pappas

Partners of Wellington Management *

Robert A. Bruno	Jonathan M. Payson
Michael T. Carmen	Phillip H. Perelmuter
Maryann E. Carroll	Robert D. Rands
William R. H. Clark	James A. Rullo
Cynthia M. Clarke	John R. Ryan
Richard M. Coffman	Joseph H. Schwartz
John DaCosta	James H. Shakin
Pamela Dippel	Theodore E. Shasta
Scott M. Elliott	Andrew J. Shilling
Robert L. Evans	Binkley C. Shorts
David R. Fassnacht	Scott E. Simpson
Lisa D. Finkel	Trond Skramstad
Mark A. Flaherty	Stephen A. Soderberg
Laurie A. Gabriel	Haluk Soykan
Ann C. Gallo	Eric Stromquist
Subbiah Gopalraman	Brendan J. Swords
Paul Hamel	Harriett Tee Taggart
William J. Hannigan	Frank L. Teixeira
Lucius T. Hill, III	Perry M. Traquina
James P. Hoffmann	Nilesh P. Undavia
Jean M. Hynes	Clare Villari
Steven T. Irons	Kim Williams
Paul D. Kaplan	Itsuki Yamashita
Lorraine A. Keady	David S. Zimble

*	All Partners are also Senior Vice Presidents of Wellington Management Company, LLP except Itsuki Yamashita, who is Senior Managing Director of the Tokyo Branch of Wellington International Management Pte Ltd. (WIM), and William R.H. Clark who is Managing Director of the Sydney Branch of WIM and the Hong Kong Branch of Wellington Global Investment Management Ltd.

The following table lists other funds for which Wellington Management serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and Wellington Management’s rate of compensation for serving as investment adviser for such other funds:

Deep Value Fund

Name of Similar Fund	Net Assets of Similar Fund	Wellington Management’s Rate of Compensation
Seasons Series Trust Large Cap Value Portfolio (a) (b) (c)	$39.4mm	First $100 mm-0.400% Over $100mm-0.300%
Sunamerica Focused Series Large Cap Value Portfolio (b) (c)	$46.2mm	0.400%
The Hartford Value Fund (d)	$111.0mm	First $50mm-0.350 Next $100mm-0.275% Next $350mm-0.225% Over $500mm-0.175%
Hartford Value HLS Fund (a) (d)	$270.9mm	First $50mm-0.350% Next $100mm-0.275% Next $350mm-0.225% Over $500mm-0.175%
Vantagepoint Growth & Income (b)	$299.1mm	First $50mm-0.400% Next $50mm-0.300% Over $100mm-0.250%
EQ/Enterprise Deep Value Fund	$6.0mm	First $100 mm-0.400% Over $100mm-0.300%
MassMutual Select Fundamental Value Fund	$859.4mm	First $100 mm-0.400% Over $100mm-0.300%

(a)	An underlying fund wrapped by a variable annuity.

(b)	A multi-managed Fund in which Wellington Management is one sub-advisor.
(c)	A fund in the SunAmerica group of funds. Wellington Management manages approximately $4.6 billion for SunAmerica.
(d)	A fund in the Hartford group of funds. Wellington Management manages approximately $73.1 billion for Hartford.

Notes: All fees may be subject to waivers. Minimum annual fees are not reflected in effective annual rates.

Managed Fund

Name of Similar Fund	Net Assets of Similar Fund	Wellington Management’s Rate of Compensation
EQ/Enterprise Managed Fund (a)	628.7mm	First $200mm-0.270% Next $200mm-0.250% Next $400mm-0.230%

(a)	An underlying fund wrapped by a variable annuity.

TCW Investment Management Company (“TCW”)

TCW is the Sub-adviser to the Equity Fund and the Government Securities Fund. TCW is a California corporation with its executive offices located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, and is a wholly owned subsidiary of the TCW Group, Inc. (“TCW Group”). TCW is a majority owned subsidiary of SG Asset Management, S.A.

The directors and principal executive officers of TCW and a description of their principal occupations are set forth below. The business address for each of the individuals is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name	Position with TCW and Principal Occupation
Alvin R. Albe, Jr.	President and Director

Robert D. Beyer	Executive Vice President & Chief Investment Officer

Michael E. Cahill	Group Managing Director & General Counsel

David S. DeVito	Managing Director & Chief Financial Officer

Thomas E. Larkin	Vice Chairman

Hilary G. D. Lord	Managing Director & Chief Compliance Officer

William C. Sonneborn	Executive Vice President & Chief Operating Officer

Marc I. Stern	Chairman

The following table lists other funds for which TCW serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and TCW’s rate of compensation for serving as investment adviser for such other funds:

Equity Fund

Name of Similar Fund	Net Assets of Similar Fund	TCW’s Rate of Compensation
TCW Concentrated Core	26.9 Billion	1.00% on all assets

Government Securities Fund

Name of Similar Fund	Net Assets of Similar Fund	TCW’s Rate of Compensation
TCW Mortgage-Backed Securities	17.6 Billion	.35% on all assets

Montag & Caldwell, Inc. (“Montag & Caldwell”)

Montag & Caldwell is the Sub-adviser to the Growth Fund. Montag & Caldwell is a Georgia corporation with its executive offices located at 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248, and is a subsidiary of ABN AMRO Asset Management Holdings, Inc., which is a wholly owned subsidiary of ABN AMRO North America Holding Company.

The directors and principal executive officers of Montag & Caldwell and a description of their principal occupations are set forth below. The business address for each of the individuals is 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248.

Name	Position with Montag & Caldwell and Principal Occupation
Ronald E. Canakaris, CFA	CEO, President, Director and CIO

Solon P. Patterson, CFA	Chairman of the Montag & Caldwell Board

William A. Vogel, CFA	Executive Vice President, Director

Albert Petrus Schouws	Director - ABN AMRO Asset Management, Ltd. Chief Financial Officer

Huibert G. Boumeester	Director - ABN AMRO Asset Management, Ltd. Chairman, CEO

The following table lists other funds for which Montag & Caldwell serves as investment adviser having a similar investment objective to the Growth Fund, and indicates the assets of such other funds and Montag & Caldwell’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund (as of 11/30/04)	Montag & Caldwell’s Rate of Compensation (in basis points)
ABN AMRO America Fund	$432.1 mm	36
US Equity Growth Fund	$290.6 mm	36
Artemis North American Growth Fund	$11.1 mm	40
ABN AMRO US Equity Growth Fund (Asia)	$51.2 mm	27
Guardian Group of Funds, Ltd	$12.0 mm	58.5
Montag & Caldwell Balanced Fund	$173.3 mm	53
Montag & Caldwell Growth Fund	$3,226.2 mm	52
WT Investment Trust I-Large Cap Multi-Manager Series	$17.7	33
Banco America	$11.2 mm	20
LF North America Fund	$270.0 mm	4
LF Mega North America Fund	$41.2 mm	4
SEI Institutional Investments Trust Large Cap Fund	$159.1 mm	20
SEI Institutional Managed Trust Large Cap Growth Fund	$763.1 mm	20
SEI Institutional Managed Trust Tax-Managed Large Cap Fund	$171.7 mm	20
SEI Global Master Fund PLC U.S. Equity Large Companies	$81.6 mm	20
SEI Global Investments Fund PLC US EQ Large Companies	$15.4 mm	20
SEI Mediolanum Top Managers US Alpha Fund	$45.1 mm	20
SEI Canada US Equity Fund	$37.3 mm	20
FRIC Diversified Equity Fund	$205.5 mm	21
FRIC Equity I Fund	$79.5 mm	21
RIF Multi-Style Equity Fund	$38.7 mm	21
FR (Canada) Sovereign US Equity Fund	$36.0 mm	21
FRCL Multi-Style, Multi-Manager US Equity Fund	$129.0 mm	21
FRIC PLC (Ireland) US Equity Fund	$179.6 mm	21
FRAM (Cayman) US Equity Fund LP	$57.0 mm	21
FR (Canada) Russell U.S. Equity Fund	$50.8 mm	21

UBS Global Asset Management (Americas) Inc. (“UBS Global AM Americas”)

UBS Global AM Americas is the Sub-adviser to the Growth and Income Fund. UBS Global AM Americas is a Delaware corporation with its executive offices located at One North Wacker Drive, Chicago, Illinois 60606, and is an indirect wholly owned subsidiary of UBS AG. and a direct wholly-owned subsidiary of UBS Americas Inc.

The directors and principal executive officers of UBS Global AM Americas and a description of their principal occupations are set forth below. The business address for each of the individuals is One North Wacker Drive, Chicago, Illinois 60606.

Name	Position with UBS Global AM Americas and Principal Occupation
Kai Sotorp	President, Chief Executive Officer and Director of UBS Global AM Americas. Head of the Americas Region of the UBS Global Asset Management Business Group of UBS AG

Victor Dodig	Vice President and Director of UBS Global AM Americas. Chief Executive Officer of UBS Global Asset Management (Canada) Co.

Barry M. Mandinach	Vice President and Director of UBS Global AM Americas. Head of Distribution for UBS Global AM US.

Brian D. Singer	Director of UBS Global AM Americas. Chief Investment Officer for the Americas Region of the UBS Global Asset Management Business Group of UBS AG

John Moore	Treasurer and Chief Financial Officer of UBS Global AM Americas. Head of Financial Control for the Americas Region of the UBS Global Asset Management Business group of UBS AG.

Mark F. Kemper	Secretary and Chief Legal Officer of UBS Global AM Americas, General Counsel for the Americas Region of the UBS Global Asset Management Business Group of UBS AG.

The following table lists other funds for which UBS Global AM Americas serves as investment adviser having a similar investment objective to the Growth and Income Fund, and indicates the assets of such other funds and UBS Global AM Americas’ rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	UBS Global AM Americas’ Rate of Compensation
Growth and Income Portfolio of Enterprise Accumulation Trust	$125,743,411*	0.30% for assets under management up to $100 million; 0.25% on the next $100 million; and 0.20% for assets greater than $200 million
ING UBS U.S. Large Cap Equity Portfolio	$250,584,410**	0.30% on the first $100 million in assets; 0.27% on the next $100 million in assets; 0.25% on all assets in excess of $200 million
UBS U.S. Large Cap Equity Relationship Fund	$99,798,946*	N/A***

*	According to Form N-CSR for the reporting period ending on June 30, 2004.
**	According to Form N-Q for the reporting period ending on September 30, 2004.
***	UBS Global AM Americas receives no fees from the UBS U.S. Large Cap Equity Relationship Fund for providing investment advisory services.

SSgA Funds Management, Inc. (“SSgA”)

SSgA is the Sub-adviser to the International Growth Fund. SSgA is an affiliate of State Street Global Advisors, which comprises the investment management companies of State Street Corporation, a NYSE-listed company, with its executive offices located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. SSGA is a wholly owned subsidiary of State Street Corporation.

The directors and principal executive officers of SSgA and a description of their principal occupations are set forth below. The business address for each of the individuals is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Name	Position with SSgA and Principal Occupation
Agustin Fleites	President & Director

Mitchell Shames	Director

Peter Ambrosini	Chief Compliance Officer

Mark Duggan	Chief Legal Officer

Thomas Kelly	Treasurer

The following table lists other funds for which SSgA serves as investment adviser having a similar investment objective to the International Growth Fund, and indicates the assets of such other funds and SSgA’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	SSgA’s Rate of Compensation
None

Rockefeller & Co., Inc. (“Rockefeller”)

Rockefeller is the Sub-adviser to the Global Socially Responsive Fund. Rockefeller is a New York corporation with its executive offices located at 30 Rockefeller Plaza, 54th Floor, New York, New York 10112, and is a wholly owned subsidiary of Rockefeller Financial Services, Inc., which in turn is owned by members of the Rockefeller family.

The directors and principal executive officers of Rockefeller and a description of their principal occupations are set forth below. The business address for each of the executive officers is 30 Rockefeller Plaza, 54th Floor, New York, New York 10112.

Name	Position with Rockefeller and Principal Occupation
Kevin P.A. Broderick	Director of Rockefeller & Co., Inc. / Private Investor

Colin G. Campbell	Chairman of Rockefeller & Co., Inc. / Chairman & CEO, Colonial Williamsburg Foundation

Richard M. Chasin	Director of Rockefeller & Co., Inc. / Associate Professor, Harvard Medical School

Pamela P. Flaherty	Director of Rockefeller & Co., Inc. / Senior V.P., Citigroup

James S. McDonald	Director, President and CEO of Rockefeller & Co., Inc. / Same

Peter C. O’Neill	Director of Rockefeller & Co., Inc. / Executive, Social Agency

David Rockefeller	Director of Rockefeller & Co., Inc. / Retired Banker

David Rockefeller, Jr.	Director of Rockefeller & Co., Inc. / Foundation Director

Mark F. Rockefeller	Director of Rockefeller & Co., Inc. / Private Investor

Michael S. Rockefeller	Director of Rockefeller & Co., Inc. / CEO, Active Media

Elizabeth W. Smith	Director of Rockefeller & Co., Inc. / Foundation Director

The principal executive officers of Rockefeller & Co., Inc. and a description of their principal occupations are set forth below. (In all cases, the position with Rockefeller is their principal occupation.) The business address for each of the executive officers is 30 Rockefeller Plaza, 54th Floor, New York, New York 10112.

Name	Position with Rockefeller and Principal Occupation
James S. McDonald	See above.

Stanley F. Cowan	Controller and Treasurer

Joel I. Cohen	Director of Client Advisory Services

Ellen S. Fox	Director of Institutional Client Services

Jeffrey P. Davis	Chief Investment Officer

David P. Harris	Director of Equity Management

Paula J. Mueller	Director of Human Resources

Steven A. Porcaro	Director of Portfolio Operations

David A. Strawbridge	Vice President, Secretary and General Counsel

The following table lists other funds for which Rockefeller serves as investment adviser having a similar investment objective to the Global Socially Responsive Fund, and indicates the assets of such other funds and Rockefeller’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund as of December 9, 2004	Rockefeller’s Annual Rate of Compensation
None

UBS Global Asset Management (US) Inc. (“UBS Global AM US”)

UBS Global AM US is the Sub-adviser to the Strategic Allocation Fund. UBS Global AM US is a Delaware corporation with its executive offices located at One North Wacker Drive, Chicago, Illinois 60606, and is an indirect, wholly owned subsidiary of UBS AG and a direct wholly owned subsidiary of UBS Americas Inc.

The directors and principal executive officers of UBS Global AM US and a description of their principal occupations are set forth below. The business address for each of the individuals is One North Wacker Drive Chicago, Illinois 60606.

Name	Position with UBS Global AM Americas and Principal Occupation
Kai Sotorp	President, Chief Executive Officer and Director of UBS Global AM Americas. Head of the Americas Region of the UBS Global Asset Management Business Group of UBS AG

Victor Dodig	Vice President and Director of UBS Global AM Americas. Chief Executive Officer of UBS Global Asset Management (Canada) Co.

Barry M. Mandinach	Vice President and Director of UBS Global AM Americas. Head of Distribution for UBS Global AM US.

Brian D. Singer	Director of UBS Global AM Americas. Chief Investment Officer for the Americas Region of the UBS Global Asset Management Business Group of UBS AG

John Moore	Treasurer and Chief Financial Officer of UBS Global AM Americas. Head of Financial Control for the Americas Region of the UBS Global Asset Management Business group of UBS AG.

Mark F. Kemper	Secretary and Chief Legal Officer of UBS Global AM Americas, General Counsel for the Americas Region of the UBS Global Asset Management Business Group of UBS AG.

The following table lists other funds for which UBS Global AM US serves as investment adviser having a similar investment objective to the Strategic Allocation Fund, and indicates the assets of such other funds and UBS Global AM US’ rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	UBS Global AM US’ Rate of Compensation
None

Caywood-Scholl Capital Management (“Caywood-Scholl”)

Caywood-Scholl is the Sub-adviser to the High-Yield Bond Fund. Caywood-Scholl is a Delaware limited liability company with its executive offices located at 4350 Executive Drive, Suite 125, San Diego, California 92121, and is a wholly owned subsidiary of RCM US Holdings LLC (“US Holdings”) and an affiliate of RCM Capital Management LLC. US Holdings is an indirect subsidiary of Allianz AG.

The directors and principal executive officers of Caywood-Scholl and a description of their principal occupations are set forth below. The business address for each of the individuals is 4350 Executive Drive, Suite 125, San Diego, California 92121.

Name	Position with Caywood-Scholl and Principal Occupation
James R. Caywood, CFA	Vice-Chairman of the Board/CEO Managing Director – Portfolio Manager

Eric K. Scholl	Chairman of the Board/President Managing Director – Portfolio Manager

Thomas Saake	Treasurer/Assistant Secretary of the Board Managing Director – Portfolio Manager

The following table lists other funds for which Caywood-Scholl serves as investment adviser having a similar investment objective to the High-Yield Bond Fund, and indicates the assets of such other funds and Caywood-Scholl’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	Caywood-Scholl’s Rate of Compensation
ML Global Selects North American High Yield III	$13,063,298	50 basis points

MBIA Capital Management Corp. (“MBIA”)

MBIA is the Sub-adviser to the Tax-Exempt Income Fund. MBIA is a Delaware corporation with its executive offices located at 113 King Street, Armonk, New York 10504, and is a wholly owned subsidiary of MBIA, Inc.

The directors and principal executive officers of MBIA and a description of their principal occupations are set forth below. The business address for each of the individuals is 113 King Street, Armonk, New York 10504.

Name	Position with MBIA and Principal Occupation
Clifford Corso	President and member of the Board of directors – Managing Director and Chief Investment Officer of MBIA Insurance corporation

Marc Morris	Member of the Board of Directors and Chief Financial Officer

Neil Budnick	Member of the Board of Directors-President of MBIA Insurance Corporation

Gary Dunton	Member of the Board of Directors-Chief Financial Officer of MBIA Insurance Corporation

Carol Blair	Managing Director – Portfolio Manager

E. Gerard Berrigan	Managing Director – Portfolio Manager

The following table lists other funds for which MBIA serves as investment adviser having a similar investment objective to the Tax-Exempt Income Fund, and indicates the assets of such other funds and MBIA’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund	Net Assets of Similar Fund	MBIA’s Rate of Compensation
MBIA/Claymore Managed Duration Investment Grade Municipal Bond Fund (a NYSE listed closed end bond fund)	$115,338,263.93	0.39% of average daily net assets (including assets acquired from the sale of any preferred shares), plus the proceeds of any outstanding borrowing used for financial leverage (“Managed Assets”), MBIA-CMC has agreed to waive a portion of its management fee at an annual rate of 0.09% of Managed Assets from commencement through 9/1/08, and at a rate of 0.042% thereafter through 9/1/09.

Pacific Investment Management Company, LLC (“PIMCO “)

PIMCO is the Sub-adviser to the Total Return Fund. PIMCO is a Delaware limited liability company with its executive offices located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, and is a majority owned subsidiary of Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.) (“Allianz”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of Allianz. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in Allianz.

The directors and principal executive officers of PIMCO and a description of their principal occupations are set forth below. The business address for each of the individuals is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, unless otherwise noted.

Name	Position with PIMCO and Principal Occupation
William S. Thompson	Managing Director and Chief Executive Officer

William H. Gross	Managing Director and Chief Investment Officer

Richard Weil	Managing Director and Chief Operating Officer

Mohan V. Phansaldar	Managing Director and Chief Legal Officer

Denis C. Seliga	Chief Compliance Officer

The following table lists other funds for which PIMCO serves as investment adviser having a similar investment objective to the Total Return Fund, and indicates the assets of such other funds and PIMCO’s rate of compensation for serving as investment adviser for such other funds:

Name of Similar Fund[1]	Net Assets of Similar Fund
PIMCO Total Return Fund	77,579,252,597
PIMCO Total Return Fund II	2,559,204,299
PIMCO Total Return Fund III	1,424,801,392
PIMCO Variable Insurance Trust – Total Return Bond Portfolio	2,372,563,731
PIMCO Variable Insurance Trust – Total Return Bond Portfolio II	24,047,603
AB Funds Trust-Medium-Duration Bond Fund	299,695,621
Aegon/Transamerica Fund Advisers, Inc.-ATSF PIMCO Total Return Fund	772,764,330
American Skandia Trust-Total Return Bond Portfolio	2,302,254,281
AXA Premier Funds Trust- AXA Premier Core Bond Fund	19,475,787
AXA Premier VIP Trust- AXA Premier VIP Core Bond Portfolio	813,471,481
EQ Advisors Trust-EQ/Enterprise Total Return Portfolio	59,249,791
Fremont Mutual Funds, Inc.-Total Return Fund	853,746,358
The Harbor Group-Harbor Bond Fund	1,563,262,638
IDEX Mutual Funds-PIMCO Total Return	147,243,763
ING Partners, Inc.-ING PIMCO Total Return Portfolio	168,378,462
ING Investors Trust-ING PIMCO Core Bond Portfolio	731,850,120
JNL Series Trust	416,759,421
John Hancock Variable Series Trust I-Active Bond Fund	380,928,873
John Hancock Variable Series Trust I-Total Return Bond Fund	55,540,329
Manulife-Manulife Total Return Trust	1,448,332,819
Met Investors Series Trust-Total Return Portfolio	1,456,227,542
Oppenheimer Capital-OCC Accumulation Fund	108,277,716
Pacific Life Insurance Company-PF PIMCO Managed Bond Fund	36,416,288
Pacific Select Series Trust-Managed Bond Series	2,965,036,454
PaineWebber Managed Accounts Services Portfolio Trust-PACE Strategic Fixed Income Investments	411,284,719
Prudential Investments Fund Managed LLC-Strategic Partners Conservation Growth Fund	90,491,817
Prudential Investments Fund Managed LLC-Strategic Partners Moderate Growth Fund	93,966,600
Prudential Target Funds-Strategic Partners Total Return Bond Fund	106,007,734
Prudential Securities TARGET Portfolio Trust-Total Return Bond Portfolio	178,170,324
Prudential Series Fund, Inc.-Prudential Diversified Conservation Portfolio	61,066,973
Prudential Series Fund, Inc.-SP Total Return	1,032,180,586
Schwab Capital Trust-Laudus Balanced MarketMasters Fund	41,269,133
Strategic Partners Mutual Funds, Inc.-Strategic Partners Bond Fund	335,068,278

[1]	PIMCO’s rate of compensation is from 0.25% to 0.50%.

Appendix B

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, dated as of [Insert Date], by and between Enterprise Capital Management, Inc., a Georgia corporation (the “Manager”), and [Insert Advisor] (“Adviser”).

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager has entered into an Investment Management Agreement dated July 8, 2004 with The Enterprise Group of Funds, Inc. (“Corporation”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Directors of the Corporation and the Manager desire to retain the Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Corporation (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Manager has the authority under the Investment Management Agreement with the Corporation to select advisers for each Portfolio of the Corporation; and

WHEREAS, the Adviser is willing to furnish such services to the Manager and each Portfolio;

NOW, THEREFORE, the Manager and the Adviser agree as follows:

1.	APPOINTMENT OF ADVISER

The Manager hereby appoints the Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Manager and the Directors of the Corporation, and in accordance with the terms and conditions of this Agreement. The Adviser will be an independent contractor and will have no authority to act for or represent the Corporation or the Manager in any way or otherwise be deemed an agent of the Corporation or the Manager except as expressly authorized in this Agreement or another writing by the Corporation, the Manager and the Adviser.

2.	ACCEPTANCE OF APPOINTMENT

The Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Manager in writing). The Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Adviser.

3.	SERVICES TO BE RENDERED BY THE ADVISER TO THE CORPORATION

A. As investment adviser to each Portfolio, the Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Manager and the Directors of the Corporation.

B. As part of the services it will provide hereunder, the Adviser will:

(i) obtain and evaluate, to the extent deemed necessary and advisable by the Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii) formulate and implement a continuous investment program for the Portfolio;

(iii) take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Corporation as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv) keep the Directors of the Corporation and the Manager fully informed in writing on an ongoing basis as agreed by the Manager and Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Manager or the Directors of the Corporation and the Adviser will attend meetings with the Manager and/or the Directors, as reasonably requested, to discuss the foregoing;

(v) in accordance with procedures and methods established by the Directors of the Corporation, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

(vi) provide any and all material composite performance information, records and supporting documentation about accounts the Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Adviser’s prior performance in the Corporation’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii) cooperate with and provide reasonable assistance to the Manager, the Corporation’s administrator, the Corporation’s custodian and foreign custodians, the Corporation’s transfer agent and pricing agents and all other agents and representatives of the Corporation and the Manager, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Corporation and the Manager, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. In furnishing services hereunder, the Adviser shall be subject to, and shall perform in accordance with the following: (i) the Corporation’s Articles of Incorporation, as the same may be hereafter modified and/or amended from time to time (“Corporation Article”); (ii) the By-Laws of the

Corporation, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Corporation filed with the SEC and delivered to the Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Corporation and the Portfolio(s); (v) the Corporation’s policies and procedures adopted from time to time by the Board of Directors of the Corporation; and (vi) the written instructions of the Manager. Prior to the commencement of the Adviser’s services hereunder, the Manager shall provide the Adviser with current copies of the Corporation’s Articles, By-Laws, Prospectus, SAI, and other relevant policies and procedures that are adopted by the Board of Directors. The Manager undertakes to provide the Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D. In furnishing services hereunder, the Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Corporation or (iii) any other investment company under common control with the Corporation concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of rule 12d3-1.)

E. The Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Adviser’s duties under this Agreement.

F. The Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Directors or the Manager from time to time and which have been provided to the Adviser or (ii) as described in the Corporation’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Adviser shall use its best efforts to obtain for the Portfolio “best execution”, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Corporation and the Portfolio.

G. Subject to the appropriate policies and procedures approved by the Board of Directors, Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by Section 28(e) and the Corporation’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking “best execution”, the Manager or the Adviser may also consider sales of shares of the Corporation as a factor in the selection of brokers and dealers. Subject to seeking best execution, the Board of Directors or the Manager may direct the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Corporation is required to pay or for which the Corporation is required to arrange payment.

H. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Adviser, the Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner which the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time. The Manager agrees that Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Manager also acknowledges that Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I. The Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J. The Adviser will, unless and until otherwise directed by the Manager or the Board of Directors, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.	COMPENSATION OF ADVISER

The Manager will pay the Adviser an advisory fee with respect to each Portfolio as specified in Appendix A to this Agreement. Payments shall be made to the Adviser on or about the fifth day of each month; however, this advisory fee will be calculated daily for the Portfolio based on the net assets of the Portfolio on each day and accrued on a daily basis.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Corporation as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Corporation, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”))

(collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Corporation by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Corporation shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Corporation.

6.	REPRESENTATIONS OF MANAGER

The Manager represents, warrants and agrees that:

A. The Manager has been duly authorized by the Board of Directors of the Corporation to delegate to the Adviser the provision of investment services to each Portfolio as contemplated hereby.

B. The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser with a copy of such code of ethics.

C. The Manager is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Manager by applicable law and regulations.

D. The Manager (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best or its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify Manager from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Manager will also promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

7.	REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and agrees as follows:

A. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Manager of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify each Portfolio and the Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer or a vice-president of the Adviser shall certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Manager, the Adviser shall permit the Manager, its employees or its agents to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1) and all other records relevant to the Adviser’s code of ethics.

C. The Adviser has provided the Corporation and the Manager with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission and promptly will furnish a copy of all amendments to the Corporation and the Manager at least annually. Such amendments shall reflect all changes in the Adviser’s organizational structure, professional staff or other significant developments affecting the Adviser, as required by the Advisers Act.

D. The Adviser will notify the Corporation and the Manager of any assignment of this Agreement or change of control of the Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Adviser, in each case prior to or promptly after, such change. The Adviser agrees to bear all reasonable expenses of the Corporation, if any, arising out of an assignment or change in control.

E. The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

F. The Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Corporation, the Portfolio(s), the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager, except as required by rule, regulation or upon the request of a governmental authority. However, the Adviser may use the performance of the Portfolio in its composite performance.

8.	NON-EXCLUSIVITY

The services of the Adviser to the Manager, the Portfolio(s) and the Corporation are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.	SUPPLEMENTAL ARRANGEMENTS

The Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Adviser, and neither the Manager nor the Corporation shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.	REGULATION

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Corporation and shall be under its control; however, the Corporation shall furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Corporation by the Adviser free from any claim or retention of rights therein, provided that the Adviser may retain any such records that are required by law or regulation. The Manager and the Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Corporation has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.	DURATION OF AGREEMENT

This Agreement shall continue in effect for a period more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

13.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Manager and the Adviser, or by the Manager or Adviser on sixty (60) days’ written notice to the Corporation and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Manager and the Corporation is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.	USE OF ADVISER’S NAME

The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Manager and the Corporation shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Manager and the Corporation shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Manager and the Corporation agree that they will review with the Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Adviser may review the context in which it is referred to, it being agreed that the Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Manager or the Corporation makes any unauthorized use of the Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Corporation.

16.	ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Adviser without the prior written consent of the Corporation and the Manager shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Adviser agrees that it will notify the Corporation and the Manager of any changes in its key employees within a reasonable time thereafter.

17.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Enterprise Capital Management, Inc.
Steven M. Joenk, President
1290 Avenue of the Americas, 8th Floor
New York, New York 10104

For:	The Enterprise Group of Funds, Inc.
Patricia Louie, Vice President and Secretary
1290 Avenue of the Americas, 8th Floor
New York, New York 10104

For:	[Name of Advisor]
[Title]
[Address]
[Address]

20.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.	CORPORATION AND SHAREHOLDER LIABILITY

The Manager and Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Articles of Incorporation of the Corporation and agree that obligations assumed by the Corporation pursuant to this Agreement shall be limited in all cases to the Corporation and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Manager and Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Directors or any individual Trustee of the Corporation.

22.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ENTERPRISE CAPITAL MANAGEMENT, INC.		[NAME OF ADVISOR]

By:		By:
	Steven M. Joenk	Name:
	President	Title:

APPENDIX A

TO

INVESTMENT ADVISORY AGREEMENT

The Manager shall pay the Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio	Annual Advisory Fee

Appendix C

Shareholder	Fund Name	Number of Shares	Percentage of Ownership
Charles Schwab & Co. Attn: Mutual Funds Department 101 Montgomery Street San Francisco CA 94104-4122	Mergers and Acquisitions - A	2,032,714.779	18.77%

MONY Attn: Michael Maher 1290 Avenue of the Americas New York NY 10104	Strategic Allocation – A	100,285.5480	6.88%
	Strategic Allocation B	100,220.2380	7.52%
	Strategic Allocation – C	100,220.4570	12.99%
	Strategic Allocation – Y	100,623.0220	76.53%
	Total Return – Y	144,862.3720	54.76%
	International Growth – C	49,159.2570	6.90%
	High Yield Bond – C	816,359.1820	18.24%
	Managed – Class C	50,430.3710	5.00%
	Managed – Y	16,772.7530	33.14%

Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Strategic Allocation – C	117,584.1080	15.24%
	Strategic Allocation – Y	13,442.3120	10.22%
	Mergers & Acquisitions B	214,920.1380	5.28%
	Mergers & Acquisitions C	1,091,840.6120	16.71%
	Mergers & Acquisitions –Y	549,873.5080	48.68%
	Tax Exempt Income – C	36,431.1550	15.93%
	Small Company Value – A	1,4710,072.4100	5.86%
	Small Company Value – C	913,794.6200	8.07%
	Small Company Value – Y	134,080.5270	15.00%
	Global Socially Responsive –B	17,145.0140	6.05%
	Global Socially Responsive –C	63,190.1850	23.99%
	Enterprise Small Company Growth –C	40,354.4080	6.65%
	Enterprise Small Company Growth - Y	47,923.5230	13.99%
	Growth – C	1,422,579.480	11.29%
	Growth – Y	191,032.6100	5.55%
	Global Socially Responsive – Y	26,767.8200	11.88%
	Total Return – C	315,375.3620	16.79%
	Total Return – Y	74,278.7770	35.41%
	Capital Appreciation – C	178,935.4770	13.23%
	Capital Appreciation – Y	173,452.0350	74.56%
	Equity – C	938,800.6950	12.68%
	Equity – Y	539,445.3500	60.94%
	Multi-Cap Growth – C	104,904.8230	6.47%
	Equity Income—Y	14,661.7350	42.91%
	High Yield Bond – Y	439,461.9600	14.62%

Enterprise Capital Management Fund Investment Attn: Phil Goff 3433 Peachtree Road NE Suite 450 Atlanta GA 30326-1022	Strategic Allocation – Y	10,000.0000	7.61%
	Tax Exempt Income – Y	3,541.0760	48.79%
	Global Socially Responsive – B	30,000.0000	10.59%
	Global Socially Responsive – C	30,000.000	11.39%
	Technology Fund – Y	13,237.9300	21.56%
	Equity Income - Y	3,769.3180	11.03%

BISYS Retirement Services FBO	Strategic Allocation – Y	6,771.1110	5.15%

Shareholder	Fund Name	Number of Shares	Percentage of Ownership
Enterprise Capital Management 1380 Lawrence Street Suite 1400 Denver CO 80204-2000	Capital Appreciation – Y	13,946.9630	6.00%
	Equity – Y	122,743.1310	13.87%
	Multi-Cap Growth – Y	34,064.3740	82.01%
	Technology Fund – Y	41,074.9980	66.88%
	Deep Value – Y	10,355.7370	40.44%
	Equity Income – Y	7,172.1340	20.99%
	Managed – Y	8,524.7390	16.84%

MONY Life Insurance Company Attn: Treasurer’s Operations (6-39A) 1290 Avenue of the Americas New York, NY 10104	Short Duration Bond – Y	110,000.000	77.25%
	Short Duration Bond – A	130,000.000	8.96%
	Short Duration Bond – B	130,000.0000	14.98%
	Short Duration Bond – C	130,000.000	19.68%

RSGroup Trust Co. TTEE FBO Non-Qualified Plans UTD 06/26/2001 317 Madison Avenue New York, NY 10017-5201	Short Duration Bond – Y	17,611.3240	12.37%
	Money Market - Y	1,848,148.0900	23.55%
	Enterprise Small Company Growth - Y	48,974.6590	14.29%
	Equity – Y	67,188.0310	7.59%
	Multi – Cap Growth – Y	2,141.0190	5.15%
	Deep Value – Y	12,824.2830	50.07%
	Enterprise Equity Income – Y	6,384.7280	18.69%
	Government Securities – Y	280,611.2610	18.87%

NFSC FEBO # WA 6-006582 Leonard A. Denittis PO Box 38 Cumming GA 30028-0038		50,150.4510	7.59%

Regina Pitaro Greenwich CT 06830-7073	Mergers & Acquisitions – Y	91,825.4040	8.13%

SEI Private Trust Oaks PA 19456	Mergers & Acquisitions – Y	185,023.0770	16.38%

John C. Dabney & Eleanor H. Dabney JTWROS Austell, GA 30106	Tax Exempt Income – A	91,806.7900	6.03%

WCS Partnership LLP PO Box 847 Omaha TX 75571-0847	Tax Exempt Income – A	103,836.6580	6.82%

Andy J. Winton & Joy C. Winton TRWROS El Paso TX 79912-2937	Tax Exempt Income – B	22,810.8850	5.01%

UBS Financial Services Inc. FBO Larry Schwartz Upper Montclair NJ 07043-2304	Tax Exempt Income – C	18,744.89770	8.14%

NFSC FEBO Virginia Ryznar Trust – Virginia Ryznar TTEE Downers Grove IL 60516-3064	Tax Exempt Income – C	29,970.6330	13.02%

RSGroup Trust Co. TTEE FBO Non-Qualified Plans UTD 06/26/2001 317 Madison Avenue New York, NY 10017-5201	Tax Exempt Income – Y	3,661.6280	50.45%
	Growth & Income – Y	143,717.7050	25.17%

National Financial Services Corp For the Exclusive Benefit of our Customers	Money Market Fund –A	253,168,077.9900	79.42%

Shareholder	Fund Name	Number of Shares	Percentage of Ownership
Attn: Mike Mclaughlin 200 Liberty St. New York, NY 10281-1003

Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs TX Comptroller of Public Accounts Texas College Ready Allocation 111 E 17th St Austin TX 78711-1440	Money Market - Y	3,089,232.3500	39.40
	Government Securities – Y	216,401.9000	14.55

Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs TX Comptroller of Public Accounts 1992-1995 529T 111 E 17th St Austin TX 78711-1440	Money Market - Y	1,431,505.1600	18.26
	Small Company Value – Y	64,183.7540	7.18
	Growth & Income – Y	32,264.2030	5.65
	Government Securities – Y	169,208.5200	11.38

Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs TX Comptroller of Public Accounts 1996-1999 529T 111 E 17th St Austin TX 78711-1440	Money Market - Y	714,916.9400	9.12
	Small Company Value – Y	64,057.6020	7.17
	Growth & Income – Y	42,947.1230	7.52
	Government Securities – Y	140,848.9580	9.47

HUBCO Regions Financial Corp Attn: Trust Operations PO Box 830688 Birmingham AL	Small Company Value – Y	140,061.8670	16.67

Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs TX Comptroller of Public Accounts 2000-2003 529T 111 E 17th St Austin TX 78711-1440	Small Company Value – Y	86,855.7790	9.72
	Small Company Growth - Y	34,721.8680	10.13
	Growth & Income – Y	58,237.0350	10.20
	Government Securities – Y	191,080.1310	12.85

Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs TX Comptroller of Public Accounts 100% Stock Fund 111 E 17th St Austin TX 78711-1440	Small Company Value – Y	75,643.9150	8.46
	Small Company Growth - Y	20,171.8120	5.89
	Growth & Income – Y	42,245.5990	7.40

Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs TX Comptroller of Public Accounts Global Responsive Single Fund 111 E 17th St Austin TX 78711-1440	Global Socially Responsive – A	54,804.3140	8.65%

Fahnestock & Co. Inc. Jennifer A. Torok & Aaron Torok JTWRS Portsmouth NH 03801 — 5038	Global Socially Responsive – C	14,660.3080	5.56

Shareholder	Fund Name	Number of Shares	Percentage of Ownership
Wells Fargo Bank NA FBO Dancing Star Foundation PO Box 1533 Minneapolis MN 55479-0001	Global Socially Responsive – Y	93,715.5460	41.58

Prudential Investment Management Service Cust FBO Mutual Fund Clients Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	Global Socially Responsive – Y	79,743.8390	35.38

HSBC Bank USA TTEE Flushing Savings Bank Outside Directors Retirement Plan PO Box 1329 Buffalo NY 14240-1329		27,699.0970	8.08

Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs TX Comptroller of Public Accounts Texas Balanced Allocation 111 E 17th St Austin TX 78711-1440	Growth & Income – Y	31,177.5220	5.46
	Government Securities – Y	130,794.6830	8.80

Carthage Federal Savings & Loan Association Attn: Thomas Piche 313 State St. Carthage NY 13619-1411	Growth & Income – Y	42,087.8240	7.37

The Benefits Committee of the board of Directors MONY Investment Plan Supplemental for Employees of MONY 1740 Broadway New York, NY 10019-4315	Growth – Y	801,859.1480	23.31
	International Growth – Y	759,025.4920	66.56

The Benefits Committee of the Board of Directors of MONY Retirement Plan for Field Underwriters of MONY 1740 Broadway New York, NY	Growth – Y	350,418.4580	10.19%

AST Trust Company TTEE FBO United Communications Corp Retirement Plan 2390 E. Camelback Road STE 240 Phoenix AZ 85016-3434	Growth – Y	238,759.1830	7.81

NFSC FEBO USB FBO Trust Operations – Reinvest 1555 N. River Center STE 210 Attn: Mutual Funds Milwaukee WI 53212-3958	Growth – Y	260,545.0900	7.57

The Benefits Committee of the Board of Directors MONY Investment Plan Supplemental for Field Underwriters of MONY 1740 Broadway New York, NY 10019-4315	International Growth – Y	344,621.2920	30.22

Institutional Securities Corp c/o Community Bankers Assoc. of NY	Government Securities – Y	107,821.1580	7.25

Shareholder	Fund Name	Number of Shares	Percentage of Ownership
Attn: Mariel Donath 655 3rd Avenue New York, NY 10017-9123

Wachovia Bank FBO Omnibus Reinvest Reinvest 1525 west Wt Harris Blvd Charlotte NC 28288-0001	High Yield Bond – Y	1,627,948.3750	54.16

Wachovia Bank FBO Omnibus Cash Cash 1525 West WT Harris Blvd Charlotte NC 28288-0001	High Yield Bond – Y	442,906.9840	14.74

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4122	High Yield Bond – Y	160,440.6460	5.34

Wilbur F. Ramsey Gainesville GA 30507-7800	Managed – Y	5,500.3860	10.87

Dallas E. A. Nelson SSB IRA Custodian 17200 Westbell Road Surprise AX 85374-9751	Managed – Y	12,094.4990	23.90

Attn Mutual Funds FISERV Securities Inc. FAO 80606255 One Commerce Square 2005 Market St. Suite 1200 Philadelphia PA 19103-7008	Managed – Y	2,746.5720	5.43